UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 21, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 21, 2022, Huron Consulting Group Inc. (“Huron” or the “Company”) issued a press release announcing that James H. Roth will retire from his role as Chief Executive Officer of the Company on December 31, 2022. It is the intention of the Company's Board of Directors (the "Board"), to elect Mr. Roth as Vice Chairman on the Board and for Mr. Roth to continue in a non-executive capacity serving clients across industries and enhancing Huron's market presence, among other activities, effective January 1, 2023.

Additionally, Huron announced that the Board designated C. Mark Hussey, Huron's current President and Chief Operating Officer, as President and Chief Executive Officer, effective January 1, 2023, following Mr. Roth's retirement from his role. In anticipation of his new role as Chief Executive Officer effective January 1, 2023, It is also the Board's intention to elect Mr. Hussey to the Board during 2022.

Mr. Hussey, age 61, has served as the Company's President since February 2019 and the Company's Chief Operating Officer since February 2014. While Chief Operating Officer, he also led Huron's healthcare business as the interim leader from January 2017 until February 2019. Mr. Hussey served as the Company's Chief Financial Officer from July 2011 until January 2017, and as Treasurer from July 2011 until February 2016. Prior to joining Huron, from 2002 to 2011, he served as Chief Financial Officer at Crosscom National, LLC, a privately held professional IT services organization deploying and servicing in-store technology solutions for large, national retailers. In that role, he was responsible for all finance and administrative functions for the company. Prior to that, from 2000 until 2002, he served as Executive Vice President and Chief Financial Officer for North America at Information Resources, Inc. During his career, Mr. Hussey has held senior finance, accounting and investor relations positions at companies such as EZLinks Golf Inc., Dominick's Finer Foods Inc. and the Quaker Oats Company.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated March 21, 2022
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	March 21, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer